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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of First Banking Company of Southeast Georgia, a Georgia corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on February 22, 2000.

       /s/ John A. Allison, IV                   /s/ Scott E. Reed
--------------------------------------    --------------------------------------
Name:  John A. Allison IV                 Name:  Scott E. Reed
Title: Chairman of the Board and          Title: Senior Executive Vice President
       Chief Executive Officer                   and Chief Financial Officer
       (principal executive officer)             (principal financial officer)


       /s/ Sherry A. Kellett                     /s/ Paul B. Barringer
--------------------------------------    --------------------------------------
Name:  Sherry A. Kellett                  Name:  Paul B. Barringer
Title: Executive Vice President           Title: Director
       and Controller
       (principal accounting officer)


       /s/ Alfred E.Cleveland                    /s/ W. R. Cuthbertson, Jr.
--------------------------------------    --------------------------------------
Name:  Alfred E. Cleveland                Name:  W. R. Cuthbertson, Jr.
Title: Director                           Title: Director


       /s/ Ronald E. Deal                        /s/ A. J. Dooley, Sr.
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Name:  Ronald E. Deal                     Name:  A. J. Dooley, Sr.
Title: Director                           Title: Director


       /s/ Tom D. Efird                          /s/ Paul S. Goldsmith
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Name:  Tom D. Efird                       Name:  Paul S. Goldsmith
Title: Director                           Title: Director


       /s/ L. Vincent Hackley                    /s/ Jane P. Helm
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Name:  L. Vincent Hackley                 Name:  Jane P. Helm
Title: Director                           Title: Director
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       /s/ Richard Janeway, M.D.                 /s/ J. Ernest Lathem, M.D.
--------------------------------------    --------------------------------------
Name:  Richard Janeway, M.D.              Name:  J. Ernest Lathem, M.D.
Title: Director                           Title: Director


       /s/ James H. Maynard
--------------------------------------    ______________________________________
Name:  James H. Maynard                   Name:  Joseph A. McAleer, Jr.
Title: Director                           Title: Director


       /s/ Albert O. McCauley                    /s/ Richard L. Player, Jr.
--------------------------------------    --------------------------------------
Name:  Albert O. McCauley                 Name:  Richard L. Player, Jr.
Title: Director                           Title: Director


       /s/ C. Edward Pleasants, Jr.              /s/ Nido R. Qubein
--------------------------------------    --------------------------------------
Name:  C. Edward Pleasants, Jr.           Name:  Nido R. Qubein
Title: Director                           Title: Director


       /s/ E. Rhone Sasser                       /s/ Jack E. Shaw
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Name:  E. Rhone Sasser                    Name:  Jack E. Shaw
Title: Director                           Title: Director


       /s/ Harold B. Wells
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Name:  Harold B. Wells
Title: Director